Exhibit 10.1


                                FIRST AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is executed as of the 28th day of February, 2003, by and among Maverick Tube Corporation, a Delaware corporation (the "Company"), SC Acquisition, L.P., a Texas limited partnership ("SC Acquisition"), SEAC Acquisition, LLC, a Delaware limited liability company ("SEAC"), Maverick C&P, Inc., a Delaware corporation ("C&P"), Maverick Investment Corporation, a Delaware corporation ("Investment"), Maverick Tube, L.P., a Delaware limited partnership ("Tube"), Precision Tube Holding Corporation, a Delaware corporation ("Holding"), Maverick GP, Inc., a Delaware corporation ("GP Inc."), Precision GP, LLC, a Delaware limited liability company ("GP LLC"), Precision Tube Technology, L.P., a Texas limited partnership ("Precision" and collectively with the Company, SC Acquisition, SEAC, C&P, Investment, Tube, Holding, GP Inc. and GP LLC, the "US Borrowers" and individually, a "US Borrower"), Prudential Steel Ltd., an Alberta corporation ("Prudential"), Maverick Exchangeco (Nova Scotia) ULC, a Nova Scotia unlimited liability company ("Exchangeco"), Maverick Tube (Canada) Inc., an Alberta corporation ("Tube Canada"), Precision Tube Canada Limited, an Alberta corporation ("Precision Canada" and collectively with Prudential, Exchangeco and Tube Canada, the "Canadian Borrowers" and individually, a "Canadian Borrower") (the US Borrowers and the Canadian Borrowers are together referred to herein as the "Borrowers" and individually, a "Borrower"), JPMorgan Chase Bank, individually as a Lender, as an Issuing Bank, as the Swingline Lender and as the Administrative Agent, CIT Business Credit Canada Inc., individually as a Lender, as an Issuing Bank and as the Canadian Administrative Agent, General Electric Capital Corporation, as a Lender and as the Documentation Agent, and each of the other Lenders that is a signatory hereto.

                              W I T N E S S E T H:

     WHEREAS, the Borrowers other than SC Acquisition and SEAC (the "Pre-Merger Borrowers"), the Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 31, 2002 (the "Credit Agreement;" unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to this First Amendment), pursuant to which the Lenders extended certain financing to the Pre-Merger Borrowers in accordance with the terms and conditions set forth therein; and

     WHEREAS, the Company, SC Acquisition, SeaCAT, Lewis and Lewis Family Investment Partnership, Ltd., a Texas limited partnership ("FLP" together with Lewis are referred to herein as the "Holders"), have entered into the Merger Agreement, pursuant to which, among other things, (a) SeaCAT will be merged with and into SC Acquisition, with SC Acquisition being the surviving entity and which will remain a wholly-owned subsidiary of GP LLC and SEAC and change its name to "SeaCAT, L.P.", (b) the Holders will receive common stock of the Company valued at $10,000,000 and a cash payment of $4,000,000, (c) Lewis will receive the Lewis Note, and (d) the Company will incur the Earn Out Obligations in an aggregate amount of up to $750,000; and

     WHEREAS, the transactions contemplated by the Merger Agreement, including, without limitation, (a) the issuance of the Lewis Note by the Company, (b) the grant by SC Acquisition of Liens in the SC Collateral in favor of Lewis, and (c) the incurrence of the Earn Out Obligations by the Company, are prohibited under the terms of the Credit Agreement; and

     WHEREAS, the Borrowers have requested that the Lenders (a) consent to the transactions contemplated by the Merger Agreement, and (b) amend certain provisions of the Credit Agreement in connection therewith; and

     WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to the Borrowers' requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

     SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, but subject to the satisfaction of each condition precedent contained in Section 2 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 1.

     1.1  Amended   Definition.   The  definitions  of  "Financing   Documents,"
"Temporary  Lockbox  Institutions"  and "US Borrowing Base" contained in Section
1.1 of the Credit Agreement shall be amended to read in full as follows:

     "Financing Documents" shall mean this Agreement, the First Amendment, the Notes, the Security Instruments, the Applications, Borrowing Requests, Borrowing Base Reports, the Cash Collateral Account Agreements, the Canadian Fee Letter, the Fee Letter, and the other documents, instruments or agreements described in
Section 3.1 and Section 3.2, together with any other document, instrument or agreement (other than participation, agency or similar agreements among the Lenders or between any Lender and any other bank or creditor with respect to any indebtedness or obligations of the Company or its Subsidiaries hereunder or thereunder) now or hereafter entered into in connection with the Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

     "Temporary Lockbox Institutions" shall mean Mellon Bank and Bank One, Texas, N.A.

     "US Borrowing Base" shall mean, only with respect to the US Borrowers, the amount equal to the sum of:

     (a) the Eligible Account Advance Percentage of the US Borrowers' Eligible Accounts, plus

     (b) the lesser of (i) the sum of (A) the Eligible Inventory Advance Percentage of the US Borrowers' Eligible Inventory (other than work in process) and Eligible Bailee Inventory (other than work in process), plus (B) the lesser of (1) the Eligible Inventory Advance Percentage of the US Borrowers' Eligible Inventory consisting of work in process and Eligible Bailee Inventory consisting of work in process and (2) US WIP Limit, plus (C) the lesser of (1) the Eligible Inventory Advance Percentage of the US Borrowers' Eligible Included-In-Transit Inventory and (2) US Included-In-Transit Limit, or (ii) the US Inventory Limit, plus

     (c) the US Equipment Component in effect as of the date for which the US Borrowing Base is being calculated; plus

     (d) the lesser of (i) the Eligible Account Advance Percentage of US Borrowers' Eligible Bill and Hold Accounts and (ii) $10,000,000.

     provided, that, in no event will the component of the US Borrowing Base determined pursuant to clause (b) exceed 60% of the total US Borrowing Base (but solely for purposes of this calculation, the US Equipment Component shall remain constant at the amount in effect on the Closing Date without giving effect to any subsequent reductions in the US Equipment Component pursuant to the definition of such term). The US Borrowing Base in effect under this Agreement at any time shall be the US Borrowing Base reflected on the most recent US Borrowing Base Report delivered to the Administrative Agent and the Canadian Administrative Agent pursuant to Section 6.10(g) hereof subject to (a) the right of the Administrative Agent, the Canadian Administrative Agent or the Required Lenders to contest any components thereof or the calculation thereof, and (b) immediate adjustment as result of (i) establishment of Availability Reserves,
(ii) reductions in advance rates permitted hereunder, (iii) scheduled reductions in the US Equipment Component, (iv) more frequent reporting of certain components of the US Borrowing Base to the extent required in accordance with
Section 6.10(g), (v) any changes in eligibility standards required by the Administrative Agent, and (vi) the occurrence of any Disposition.

     provided, further, that, prior to the date on which (a) the final appraisals and field audits on the Collateral owned by SC Acquisition after the consummation of the Merger Transactions have been completed and reports with respect thereto have been issued in final form, (b) the Administrative Agent has determined, in its sole and absolute discretion, (i) the Eligible Account Advance Percentage for the Eligible Accounts comprising the Collateral owned by SC Acquisition, and (ii) the Eligible Inventory Advance Percentage (x) for Eligible Inventory, Eligible Included-in-Transit Inventory and Eligible Bailee Inventory consisting of steel coil raw material and coiled tubing finished goods comprising the Collateral owned by SC Acquisition, and (y) for all other Eligible Inventory, Eligible Included-in-Transit Inventory and Eligible Bailee Inventory comprising the Collateral owned by SC Acquisition; provided, that, such advance percentages shall not be set at percentages which are higher than the corresponding advance rates for accounts or inventory sub-categories existing with respect to the other Collateral of the US Borrowers at such time, and (c) the Administrative Agent has established reserves, if any, with respect to the Collateral owned by SC Acquisition, the term "US Borrowers," solely as such term is used in the definition of "US Borrowing Base," shall be deemed to exclude SC Acquisition.

     1.2 Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following defined terms:

     "Earn Out Obligations" shall mean those certain additional payments to the Holders' Representative (as defined in the Merger Agreement) in an aggregate amount of up to $750,000 made in accordance with and as more particularly described in Section 2.12 of the Merger Agreement.

     "First Amendment" shall mean the First Amendment to Amended and Restated Credit Agreement dated as of February 28, 2003, by and among the Borrowers and the Lenders.

     "Lewis" shall mean Philip C. Lewis.


     "Lewis Note" shall mean a certain Subordinated Non-Transferable Promissory Note dated as of February 28, 2003 in the principal amount of $5,000,000 issued by the Company, secured by Liens in and to the property described in the SC Collateral Documents and in form and substance satisfactory to the Administrative Agent in its sole and absolute discretion.

     "Lewis Subordination Agreement" shall mean that certain Subordination Agreement dated as of February 28, 2003 among Lewis, the Administrative Agent and the Canadian Administrative Agent, in form and substance satisfactory to the Agents in their sole and absolute discretion.

     "Merger Agreement" shall mean that certain Plan of Reorganization and Agreement of Merger dated as of February 19, 2003 among the Company, SC Acquisition, SeaCAT Corporation, a Texas corporation, Lewis and Lewis Family Investment Partnership, Ltd., a Texas limited partnership.

     "Merger Closing Date" shall mean the "Closing Date" as defined in the Merger Agreement.

     "Merger Documents" shall mean the Merger Agreement, the Lewis Note, the SC Collateral Documents and all other documents, instruments or agreements evidencing, securing or otherwise pertaining to the Lewis Note and/or the Earn Out Obligations.

     "Merger Transactions" shall mean the transactions contemplated by the Merger Agreement, including, without limitation, (a) the merger of SeaCAT with and into SC Acquisition, with SC Acquisition being the surviving entity, (b) the issuance of the Lewis Note by the Company, (c) the grant by SC Acquisition of Liens in the SC Collateral in favor of Lewis, and (d) the incurrence of the Earn Out Obligations by the Company.

     "SeaCAT" shall mean SeaCAT Corporation, a Texas corporation.

     "SC  Acquisition"  shall  mean  SC  Acquisition,   L.P.,  a  Texas  limited
partnership.

     "SC Collateral" shall mean the property described in the SC Collateral Documents and for which second priority Liens are granted by SC Acquisition to secure the Lewis Note.

     "SC Collateral Documents" shall mean the Subordinate DOT and the Subordinate Security Agreement, each as defined in, attached to and incorporated in the Lewis Subordination Agreement, and each in form and substance satisfactory to the Administrative Agent in its sole and absolute discretion.

     1.3 Canadian Employee Benefits Amendment. Clause (c) of Section 5.10 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

     (c) Except for the funding deficiencies in (1) the Prudential Steel, Ltd. Hourly Plan in an amount not the exceed C$6,007,501, and (2) the Prudential Steel, Ltd. "SERP" in an amount not to exceed C$3,808,296, full payment when due has been made of all amounts which any Canadian Credit Party is required under the terms of each Plan or applicable law to have paid as contributions to such Plan (excluding any nonpayment involving an amount that is not material), and no accumulated funding deficiency, whether or not waived, resulting from the action or inaction of any Canadian Credit Party exists with respect to any Plan.

     1.4 Merger Documents. A new Section 5.31 shall be added to the Credit Agreement which shall read in full as follows:


     Section 5.31 Merger Documents. The Borrowers have provided to the Administrative Agent a true and correct copy of the Merger Agreement and all other Merger Documents. No material rights or obligations of any party to any of the Merger Documents have been waived (other than the permanent waiver by Lewis of the condition to closing in the Merger Agreement that requires the Company to have its S-3 registration statement effective for the common stock of the Company that Lewis is to receive as part of the Aggregate Merger Consideration (as defined in the Merger Agreement)) and no party to any of the Merger Documents is in default of its obligations or in breach of any representations or warranties made thereunder. Each of the Merger Documents is a valid, binding and enforceable obligation of each party thereto in accordance with its terms and is in full force and effect. Each representation and warranty made by each party in the Merger Documents is true and correct on the date hereof and will be true and correct on the Merger Closing Date.

     1.5 Amendment to Permitted Indebtedness Covenant. Section 7.2 shall be amended to delete the period at the end of clause (h) thereof, to insert in lieu of such period ";", and to add thereto a new clause (i) and a new clause (j) which shall read in full as follows:

     (i) Indebtedness owing pursuant to the Lewis Note; and

     (j) the Earn Out Obligations.

     1.6 Amendment to Permitted Lien Covenant. Section 7.3 shall be amended to delete the "and" at the end of clause (h) thereof, to insert "and" at the end of clause (i) thereof, and to add thereto a new clause (j) which shall read in full as follows:

     (j) Liens securing Indebtedness permitted by Section 7.2(i) hereof; provided, that, (1) such Liens shall only cover the SC Collateral, and (2) such Liens shall be of a second priority nature to the Liens granted to the Lenders in the SC Collateral.

     1.7 Amendment to the Merger, Sales, etc. Covenant. Section 7.4 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

     Section 7.4 Merger, Sales, etc. Merge into or with or consolidate or amalgamate with, or permit any other Credit Party to merge into or with or consolidate or amalgamate with, any other Person, or sell, lease or otherwise dispose of, or permit any other Credit Party to sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or any part of its Property to any other Person. Notwithstanding the foregoing limitation
(a) the Credit  Parties may sell  inventory in the ordinary  course of business,
(b) any Credit Party may sell, redeem or trade cash equivalent investments permitted under Section 7.6 hereof, (c) any US Borrower (other than SC Acquisition) shall be permitted to consolidate or merge with any other US Borrower (other than SC Acquisition) (provided, that, in the case of any merger involving the Company, the Company shall be the surviving entity), (d) any Canadian Borrower shall be permitted to consolidate, amalgamate or merge with any other Canadian Borrower, (e) any Borrower (other than SC Acquisition) shall be permitted to sell, assign or convey all or any part of its Property to any US Borrower (other than SC Acquisition), (f) any Canadian Borrower shall be permitted to sell, assign or convey all or any part of its Property to any other Canadian Borrower, (g) the Merger Transactions shall be expressly permitted hereunder, (h) the Borrowers may sell assets not material to the operations and business of the Borrowers so long as the aggregate sale price for all assets sold in any Fiscal Year does not exceed $1,000,000, and (i) the US Borrowers may enter into a Lay Down Real Estate Lease with Stone & Webster Construction, Inc., a Louisiana corporation for approximately five acres and certain improvements of the US Borrowers' Longview, Washington facility. Upon the termination of the Lewis Note, the SC Collateral Documents and all obligations with respect to the Lewis Note and the Earn Out Obligations, each parenthetical contained in this
Section 7.4 which contains the phrase "other than SC Acquisition" shall be deleted.

     1.8 Amendment to the Negative Pledge Agreements Covenant. Section 7.11 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

     Section 7.11 Negative Pledge Agreements. Create, incur, assume or suffer to exist, any contract, agreement or understanding which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any Property of any Credit Party, or which requires the consent of or notice to other Persons in connection therewith, other than (a) this Agreement and the other Financing Documents, (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby provided that any such prohibition or limitation is only effective against the Property financed thereby, and (c) the SC Collateral Documents to the extent, but only to the extent, they limit the grant of Liens (other than Liens in favor of the Administrative Agent) in the SC Collateral.

     1.9 Amendment to the Capital Expenditures Covenant. Section 7.15 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

     Section 7.15 Capital Expenditures. Make Capital Expenditures in any Fiscal Year in excess of $30,000,000 in the aggregate for all Borrowers; provided, that, no Capital Expenditures shall be made (and no Borrower shall enter into any commitment to make any Capital Expenditure) if, before or after giving effect to the making of such Capital Expenditure (or entering into such Commitment), a Default exists or would result therefrom; provided, further, that, the Borrowers shall not make Capital Expenditures consisting of improvements to the real property comprising the SC Collateral or the attachment of fixtures thereto in any Fiscal Year in an aggregate amount in excess of $500,000.

     1.10  Amendment to the  Acquisitions;  Creation of  Subsidiaries  Covenant.
Section 7.17 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

     Section 7.17 Acquisitions; Creation of Subsidiaries. Create or acquire any Subsidiary or any asset or operating division of any other Person other than (i) the Acquisition Transactions, (ii) the Merger Transactions, (iii) the formation of SC Acquisition, (iv) the purchase of inventory in the ordinary course of business, and (v) the purchase of capital assets expressly permitted hereunder.

     1.11 Amendment to the Accounts Covenant. Section 7.18 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

     Section 7.18 Accounts. The Borrowers will not maintain accounts with any bank or other depository institution or otherwise maintain cash or cash equivalents other than (a) as permitted by Section 7.6 hereof, (b) the Disbursement Accounts and Blocked Accounts maintained with the Administrative Agent and the Canadian Lockbox Bank, (c) a payroll account maintained by Tube at a local bank in Hickman, Arkansas for the purpose of funding payroll at Tube's Hickman, Arkansas facility, (d) an unemployment payroll account maintained by C&P at Enterprise Bank and Trust in Clayton, Missouri for the purpose of funding supplemental unemployment expenses at C&P's Youngstown, Ohio, Elyria, Ohio and Counce, Tennessee facilities, (e) payroll accounts maintained with Canadian Lockbox Bank and the Administrative Agent for the limited purpose of funding payroll, and (f) lockbox accounts and/or restricted accounts at the Temporary Lockbox Institutions; provided, that, (x) such lockbox accounts held with Mellon Bank shall be closed as soon as reasonably practical following the Closing Date, but not later than February 28, 2003 and (y) such accounts held with Bank One, Texas, N.A. shall be closed as soon as reasonably practical following the effective date of the First Amendment, but not later than March 31, 2003, and provided, further, that, such Temporary Lockbox Institutions shall have entered into Tri-Party Agreements and/or Restricted Account Agreements with the Administrative Agent in form and substance satisfactory to the Administrative Agent in its sole and absolute discretion. In no event will the Borrowers maintain in any payroll account permitted pursuant to this Section 7.18 funds in an amount in excess of the aggregate payroll for one pay period for the employees of such Borrowers paid from such accounts.

     1.12 Modification of Merger Documents. A new Section 7.24 shall be added to the Credit Agreement which shall read in full as follows:

     Section 7.24 Modification of Merger Documents. Amend, modify or waive any provision of any of the Merger Documents.

     1.13 Amendment to Amendment and Waivers. Clause (c) of Section 10.2 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

     (c) release any part of the Collateral, without the written consent of all of the Lenders, except as expressly permitted hereby, provided that the Administrative Agent or the Canadian Administrative Agent, as applicable, shall release (without consent from the Lenders) any Collateral (1) sold, transferred or otherwise disposed of as permitted by Section 7.4 or (2) to the extent required under the terms of the Lewis Subordination Agreement;

     1.14 Amendment to Credit Agreement Schedules. Schedule 5.19, Schedule 5.21,
Schedule 5.23, Schedule 5.24 and Schedule 7.3 to the Credit Agreement shall be replaced with Schedule 5.19, Schedule 5.21, Schedule 5.23, Schedule 5.24 and
Schedule 7.3, respectively, attached hereto.

     SECTION 2. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

     2.1 Amendment Fees. The US Borrowers shall have paid to the Administrative Agent for the ratable benefit of the Lenders in accordance with their respective percentages of the Revolving Credit Commitments a fee in the amount of $100,000.00. Such fee shall be distributed by the Administrative Agent to each US Lender ratably based on the percentage, expressed as a decimal, determined by dividing the Revolving Credit Commitments of such Lender by the aggregate Revolving Credit Commitments of all Lenders (for purposes of this provision only, each Lender and its Related Affiliate, if any, shall be deemed to consist of a single Lender).

     2.2 Additional Fees and Expenses. The Borrowers shall have paid all fees and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment, including, without limitation, all fees and expenses of Vinson & Elkins L.L.P., counsel to the Administrative Agent.

     2.3 Officers' Certificates; Opinions, etc. The Borrowers shall have delivered to the Administrative Agent such certificates of authorized officers of Precision GP and SC Acquisition, certificates of Governmental Authorities, certified copies of the certificates of formation, operating and limited partnership agreements, as applicable, of Precision GP and SC Acquisition (or certified confirmation that no amendments, modifications or revisions have been to those previously certifies and delivered to the Administrative Agent, as applicable), certified copies of resolutions of the partners, managers or members, as applicable of Precision GP and SC Acquisition and such other documents, instruments and agreements as the Administrative Agent shall require to evidence the valid corporate existence and authority to conduct business of Precision GP and SC Acquisition and the due authorization, execution and delivery of this First Amendment any other documents related to this First Amendment and any other legal maters relating to the Borrowers, any Subsidiary or the other Financing Documents by the Borrowers, all in a form and substance satisfactory to the Administrative Agent and its counsel.

     2.4 US Revolving Credit Notes. SC Acquisition and SEAC shall have delivered to the Administrative Agent a duly completed and executed signature page to each US Revolving Credit Note held by each US Revolving Lender to evidence that each of SC Acquisition and SEAC is a maker of each such US Revolving Credit Note and is jointly and severally obligated to pay the principal and interest on each such US Revolving Credit Note in full when due.

     2.5 US Swingline Note. SC Acquisition and SEAC shall have delivered to the Administrative Agent a duly completed and executed signature page to the Swingline Note held by the Swingline Lender to evidence that each of SC Acquisition and SEAC is a maker of the Swingline Note and is jointly and severally obligated to pay the principal and interest on the Swingline Note in full when due.

     2.6 SOFA Notes. SC Acquisition and SEAC shall have delivered to the Administrative Agent a duly completed and executed signature page to each SOFA Note held by each SOFA Lender to evidence that each of SC Acquisition and SEAC is a maker of each such SOFA Note and is jointly and severally obligated to pay the principal and interest on each such SOFA Note in full when due.

     2.7  Joinder  Agreements.  The  Administrative  Agent  shall have  received
Borrower Joinder Agreements, in the form attached as Exhibit L to the Credit Agreement, duly completed and executed by each of SC Acquisition and SEAC.

     2.8 Assumption Agreements. The Administrative Agent shall have received Assumption Agreements (pursuant to which each of SC Acquisition and SEAC, respectively, shall become an additional grantor under the Guaranty and Security Agreement) duly completed and executed by SC Acquisition and SEAC (a) guaranteeing the repayment of the Canadian Lender Indebtedness by SC Acquisition and SEAC, respectively, and (b) granting to the Administrative Agent a first priority security interest in all of the personal property of SC Acquisition and SEAC, respectively, as security for the Lender Indebtedness.

     2.9 Real Estate Mortgage. The Administrative Agent shall have received a Real Estate Mortgage dated as of the Merger Closing Date and duly executed by SC Acquisition granting to the Administrative Agent a first priority perfected lien in and to all Mortgaged Real Property owned by SC Acquisition as of the Merger Closing Date subject to Permitted Liens.

     2.10 Survey Affidavit. The Administrative Agent shall have received a survey affidavit duly executed and acknowledged, in form and substance acceptable to the title company issuing the Mortgagee's Policy of Title
Insurance and the Administrative Agent, with respect to the Mortgaged Real Property comprising the SC Collateral.

     2.11 Title Commitment. The Administrative Agent shall have received a Commitment for a Mortgagee's Policy of Title Insurance in form and substance satisfactory to the Administrative Agent with respect to the Mortgaged Real Property comprising the SC Collateral, together with evidence satisfactory to the Administrative Agent that Mortgagees' Policy of Title Insurance will be issued pursuant to such commitment and all premiums therefor have been paid.

     2.12 The Consummation of the Merger. The Merger Transactions scheduled to occur on the Merger Closing Date in accordance with the Merger Agreement shall have occurred and been consummated on the terms and conditions set forth in the Merger Documents, and as a result thereof, SC Acquisition shall have succeeded to all right, title and interest of SeaCAT in and to all rights, interests and Property of SeaCAT, including without limitation, the SC Collateral, in each case, free and clear of all Liens, claims and encumbrances other than Permitted Liens.

     2.13 Certified Copy of Merger Documents. The Administrative Agent shall have received a certified copy of each of the Merger Documents, each of which shall be substantially in the form of the final drafts thereof provided to the Administrative Agent.

     2.14 Cash Management Arrangements. The Administrative Agent shall be satisfied in its sole discretion with all aspects of the SC Acquisitions' cash management arrangements, both prior to and after giving effect to this First Amendment and the Merger. Without limiting the foregoing, each Temporary Lockbox Institution shall have executed and delivered to the Administrative Agent, a Tri-Party Agreement and/or Restricted Account Agreement in form and substance acceptable to the Administrative Agent in its sole discretion.

     2.15 Lewis Subordination Agreement. The Administrative Agent shall have received the Lewis Subordination Agreement, duly executed by Lewis and each Borrower.

     2.16 Documentation. The Administrative Agent shall have received such other documents, instruments and agreements as it (or any Lender acting through it) may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

     2.17 No Defaults. After giving effect to this First Amendment, no Default or Event of Default shall exist.

     2.18 Insurance. The Administrative Agent shall have received a certificate of insurance coverage, dated as of the Merger Closing Date evidencing that the Borrowers, including, without limitation, SC Acquisition and SEAC, maintain insurance in accordance with Section 6.5 of the Credit Agreement.

     SECTION 3. Post-Closing Deliveries. On or before March 14, 2003, the Borrowers shall deliver, or cause to be delivered by the applicable parties, a final certified survey for the Mortgaged Real Property comprising the SC
Collateral, in the form approved, or with such revisions requested, by the Administrative Agent's counsel and bearing a surveyor's certification in form and substance acceptable to the Admistrative Agent's counsel, and, on or before March 31, 2003, the Administrative Agent shall have received a revised Commitment for the Mortgagee's Policy of Title Insurance based upon the final certified survey, evidencing a first priority perfected lien in and to the Mortgaged Real Property comprising the SC Collateral, subject only to Permitted Liens, which Commitment for the Mortgagee's Policy of Title Insurance shall otherwise be in a form and substance satisfactory to the Administrative Agent.

     SECTION 4. Representations and Warranties. In order to induce each Agent and each Lender to enter into this First Amendment, the Borrowers hereby jointly and severally represent and warrant to each Agent and each Lender that:

     4.1 Accuracy of Representations and Warranties. Each representation and warranty of each Borrower contained in the Financing Documents is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

     4.2 Merger Documents. No material rights or obligations of any party to any of the Merger Documents have been waived (other than the permanent waiver by Lewis of the condition to closing in the Merger Agreement that requires the Company to have its S-3 registration statement effective for the common stock of the Company that Lewis is to receive as part of the Aggregate Merger Consideration (as defined in the Merger Agreement)) and no party to any of the Merger Documents is in default of its obligations or in breach of any representations or warranties made thereunder, each of the Merger Documents is a valid, binding and enforceable obligation of each party thereto in accordance with its terms and is in full force and effect, and each representation and warranty made by each party in the Merger Documents is true and correct on the date hereof and will be true and correct on the Merger Closing Date.

     4.3 Due Authorization, No Conflicts. The execution, delivery and performance by the Borrowers of this First Amendment, the Notes executed in connection herewith, the Borrower Joinder Agreements and the Assumption
Agreements executed by SC Acquisition and SEAC, the Lewis Subordination Agreement, and all other documents, instruments or agreements executed by any of the Borrowers in connection with this First Amendment, are within the Borrowers', as applicable, corporate, partnership or limited liability company powers, have been duly authorized by all necessary corporate, partnership or limited liability company action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrowers or their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrowers or their Subsidiaries except for Permitted Liens.

     4.4 Validity and Binding Effect. This First Amendment, the Notes executed in connection herewith, the Borrower Joinder Agreements and the Assumption Agreements executed by SC Acquisition and SEAC, the Lewis Subordination Agreement, and all other documents, instruments or agreements executed by any of the Borrowers in connection with this First Amendment each constitutes the valid and binding obligations of the applicable Borrowers enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

     4.5 Absence of Defaults. After giving effect to the amendments set forth herein, neither a Default nor an Event of Default has occurred which is continuing.

     4.6 No Defense. No Borrower has any defense to payment, counterclaim or rights of set-off with respect to the Lender Indebtedness on the date hereof.

     SECTION 5. Miscellaneous.

     5.1 Reaffirmation of Financing Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Financing Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends each Lien granted by such Borrower to secure the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) until the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) has been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Lender Indebtedness (or Canadian Lender Indebtedness in the use of Canadian Borrowers) or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

     5.2 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.3 Counterparts, Effectiveness of First Amendment. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until (a) this First Amendment has been executed by each Borrower and all Lenders, and (b) the Borrowers have paid the fees required by Section 2 hereof, at which time this First Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, each Agent and all Lenders. Facsimiles shall be effective as originals.

     5.4 COMPLETE AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     5.5 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

     5.6 No Implied Waivers. No failure or delay on the part of the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this First Amendment, the Credit Agreement or any other Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this First Amendment, the Credit Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     5.7 Review and Construction of Documents. The Borrowers hereby acknowledge, and represent and warrant to the Lenders, that (a) the Borrowers have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this First Amendment with their legal counsel,
(b) the Borrowers have reviewed this First Amendment and fully understand the effects thereof and all terms and provisions contained herein, (c) the Borrowers have executed this First Amendment of their own free will and volition, and (d) this First Amendment shall be construed as if jointly drafted by the Borrowers and the Lenders. The recitals contained in this First Amendment shall be construed to be part of the operative terms and provisions of this First Amendment.

     5.8 Arms-Length/Good Faith. This First Amendment has been negotiated at arms-length and in good faith by the parties hereto.


     5.9 Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this First Amendment are for convenience only and shall not affect the interpretation of this First Amendment.

     5.10 Severability. In case any one or more of the provisions contained in this First Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this First Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     5.11 Further Assurances. The Borrowers agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by the Lenders as necessary or advisable to carry out the intents and purposes of this First Amendment.

     5.12 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF THE BORROWERS, THE AGENTS, THE ISSUING BANKS AND THE LENDERS (i) IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN;
(ii) IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (iv) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS FIRST AMDNMENT, THE CREDIT AGREEMENT, THE OTHER FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

                            [Signature Pages Follow]

                                 SIGNATURE PAGE
                                       TO
            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            DATED FEBRUARY 28, 2003
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
                JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                                 Signature Page

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.


                                  JPMORGAN CHASE BANK, as a Lender and as the Administrative Agent

                                  By: /s/ Christopher D. Capriotti
                                      ------------------------------------------
                                          Christopher D. Capriotti
                                          Vice President


                                  JPMORGAN CHASE BANK, TORONTO BRANCH, as a
                                  Lender

                                  By: /s/ Christine Chan
                                      ------------------------------------------
                                          Christine Chan
                                          Vice President


                                  CIT BUSINESS CREDIT CANADA INC., as a Lender and as the Canadian Administrative Agent

                                  By: /s/ Donald Rogers
                                      ------------------------------------------
                                          Donald Rogers
                                          Vice President


                                  GENERAL ELECTRIC CAPITAL CORPORATION, as a
                                  Lender and as the Documentation Agent

                                  By: /s/ John Hanley
                                      ------------------------------------------
                                          John Hanley
                                          Duly Authorized Signatory


                                  GENERAL ELECTRIC CAPITAL CANADA INC., as a
                                  Lender

                                  By: /s/ Stephen B. Smith
                                      ------------------------------------------
                                          Stehpen B. Smith
                                          Senior Vice President General Electric
                                          Capital Canada Inc.


                                  THE CIT GROUP/BUSINESS CREDIT, INC., as a
                                  Lender

                                  By: /s/ Grant Weiss
                                      ------------------------------------------
                                          Grant Weiss
                                          Vice President


                                  U.S. BANK NATIONAL ASSOCIATION, as a Lender

                                  By: /s/ Thomas Visconti
                                      ------------------------------------------
                                          Thomas Visconti
                                          Vice President


                                  FLEET CAPITAL CANADA CORPORATION, as a Lender

                                  By: /s/ Doug McKenzie
                                      ------------------------------------------
                                          Vice President & General Manager


                                  FLEET CAPITAL CORPORATION, as a Lender

                                  By: /s/ Edward M. Bartowski
                                      ------------------------------------------
                                          Edward M. Bartowski
                                          Senior Vice President


                                  RBC CENTURA BANK, as a Lender

                                  By: /s/ E. Mark Stubblefield
                                      ------------------------------------------
                                          E. Mark Stubblefield
                                          Market Manager


                                  ROYAL BANK OF CANADA, as a Lender

                                  By: /s/ R.G.M. Straghof
                                      ------------------------------------------
                                          R.G.M. Straghof
                                          Senior Manager


                                  CITIZENS BUSINESS CREDIT, as a Lender

                                  By: /s/ Todd Pacifico
                                      ------------------------------------------
                                          Todd Pacifico
                                          Vice President


                                  MAVERICK TUBE CORPORATION

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President

                                  SC ACQUISITION, L.P.

                                  By: Precision GP, LLC, its general partner

                                  By: Maverick Tube Corporation, its sole member

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  SEAC ACQUISITION, LLC

                                  By: Maverick Tube Corporation, its sole member

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  MAVERICK C&P, INC.

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  MAVERICK INVESTMENT CORPORATION

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  MAVERICK TUBE, L.P.

                                  By: Maverick GP, Inc., its general partner

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  PRECISION TUBE HOLDING CORPORATION

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  MAVERICK GP, INC.

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  PRECISION GP, LLC

                                  By: Maverick GP, Inc., its general partner

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  PRECISION TUBE TECHNOLOGY, L.P.

                                  By: Precision GP, LLC, its general partner

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  PRUDENTIAL STEEL LTD.

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President and Secretary


                                  MAVERICK TUBE (CANADA) INC.

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President and Secretary


                                  MAVERICK EXCHANGECO (NOVA SCOTIA) ULC

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President and Secretary


                                  PRECISION TUBE CANADA LIMITED

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          President